

STEEL PARTNERS HOLDINGS L.P.

Investor Day

March 28, 2017



Steel Partners Holdings Business Overview

Warren Lichtenstein

Executive Chairman

Agenda

Lunch with Special Guest Speaker, General Richard I. Neal

Business Overview & History – *Warren Lichtenstein, Executive Chairman*

Strategic Focus & Imperatives – *Jack Howard, President*

The Steel Way – *Jeff Svoboda, Vice Chairman*

Business Segment Reviews

- ***Diversified Industrial*** – *Jeff Svoboda; Bill Fejes, CEO, Handy & Harman*
- ***Energy*** – *Stewart Peterson, CEO, Steel Energy*
- ***Financial Services*** – *John McNamara, Executive Chairman, WebBank*

Consolidated Financial Performance & Closing Remarks – *Warren Lichtenstein*

Q&A Session – *Warren Lichtenstein; Jack Howard; Doug Woodworth, CFO*

Special Guest – *Tommy Lasorda*

Forward Looking Statements
Use of Non-GAAP Financial Measures

This document may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Steel Partners Holdings L.P.'s ("SPLP" or the "Company") current expectations and projections about its future results, performance, prospects and opportunities, and those of the other companies described herein. Although SPLP believes that the expectations reflected in such forward-looking statements, which are based on information currently available to the Company, are reasonable and achievable, any such statements involve significant risks and uncertainties. No assurance can be given that the actual results will be consistent with the forward-looking statements, and actual results, performance, prospects and opportunities may differ materially from such statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2016, and in SEC filings of the other publicly traded companies described herein, for information regarding risk factors that could affect the Company's or such other companies' results. Except as otherwise required by Federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Adjusted EBITDA and the related reconciliation presented here represents earnings before interest expense, taxes, depreciation and amortization as adjusted for income or loss of associated companies and other investments at fair value (net of taxes), non-cash goodwill impairment charges, non-cash asset impairment charges, non-cash pension expense, non-cash stock based compensation, amortization of fair value adjustments to acquisition-date inventories, realized and unrealized gains and losses on investments, net and excludes certain non-recurring and non-cash items. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with U.S. GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing the Company's ability to fund its activities, including the financing of acquisitions, debt service and repurchase of common units.

A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in the Appendix. The tables provide additional information as to the items and amounts that have been excluded from the adjusted measures.

History

The Steel Partners Timeline

- **1990** — Firm founded in February
- **1993** — Steel Partners II founded by Warren Lichtenstein and Jack Howard[1]
- **2002** — Steel Partners Japan Strategic Fund launched
- **2006** — Steel Partners China Access I LP private equity fund[2]
- **2007** — SP Acquisition Holdings launched
- **2009** — Steel Partners Holdings LP (SPLP) created through an exchange by Steel Partners II investors of their partnership interest for units in SPLP
- **2012** — Listed on NYSE under "SPLP"
- **2015** — Started the Business Simplification Plan by acquiring outstanding shares of CoSine Communications
- **2017** — Acquired remaining shares of Steel Excel; Proposal made to acquire remaining shares of Handy & Harman

(1) Produced positive returns for our investors in every year except 2008. 15.27% gross annualized return over 16-year period ending July 2009

(2) Single investment made in Mudanjiang Hengfeng Paper Co Ltd July 2006

Reporting Segments & Principal Operating Entities

Steel Partners Holdings L.P.
(NYSE: SPLP)

Revenue:	$1.2B
Net Income (Attributable to Common Unitholders):	$7M *(1%)*
Adjusted EBITDA[1]:	$149M *(13%)*
Cash & Investments[2]:	$624M
Total Debt:	$394M
Accrued Pension Liabilities:	$285M

Steel Services Ltd.

Corporate Expense:	$24M *(-2%)*

Diversified Industrial

Revenue:	$999M
Segment Income:	$19M *(2%)*
Adjusted EBITDA:	$116M *(12%)*



Companies	Ownership
Handy & Harman	(SPLP - 70%)
API	(SPLP - 91%)

Energy

Revenue:	$94M
Segment Income:	$(11)M *(-12%)*
Adjusted EBITDA:	$(2)M *(-2%)*



Companies	Ownership
Steel Energy	(SPLP - 64%)
Other (Steel Sports)	(SPLP - 64%)

Financial Services

Revenue:	$71M
Segment Income:	$43M *(60%)*
Adjusted EBITDA:	$43M *(60%)*

WebBank

Companies	Ownership
WebBank	(SPLP - 91%)

(1) See appendix for adjusted EBITDA reconciliation
(2) Cash includes $287 million of cash held at WebBank for its banking operations

(Financial data from 2016 10-K page 24)
(All numbers are TTM as of December 31, 2016)

Our Business:
A Diversified Global Holding Company

- Three broad segments: **Diversified Industrial**, **Energy**, **Financial Services**
- Structured as partnership with 100%-owned businesses, controlled subsidiaries and active investments; effective use of limited partnership to maximize tax efficiencies
- Steel Services Ltd ("Steel Services"), through management services agreements, provides services to us and some of our companies which include assignment of C-Level management personnel, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, investor relations, operating group management and other similar services

Steel at a Glance

- **Steel Partners founded in 1990**
- **Current entity created in 2009;** Listed on NYSE in April 2012
- **4,857 employees** at 72 locations in 8 countries
- **Inside ownership: 50%**
- **Market cap: $490 million** (as of March 22nd)
- **Unit price: $18.75** (as of March 22nd)
- **Revenue: $1.2 billion**
- **Adjusted EBITDA: $149 million**
- **Total common units outstanding: 26.2 million**
- **Total assets: $2.0 billion**

(Figures as of December 31, 2016, unless otherwise noted)

Competitive Advantages, Unique Characteristics

- Corporate structure provides distinct competitive advantages not easy to replicate
- Diversification
- Tax efficiencies
- Permanent capital
- Economies of scale through shared services
- Access to expert corporate management resources
- Management incentives aligned to unitholder expectations
- Ability to operate as one company from a cultural and policy perspective
- Owns companies with highly respected brands

Strategy & Philosophy

Investing on the Basis of Value, Not Popularity

- Invest in good companies with simple business models at prices that have built-in margins of safety
- Avoid complex businesses or investments that cannot be easily explained or understood
- Create continuous improvement culture and implement operational excellence programs
- Control costs and use leverage prudently, or not at all
- Reward people who are empowered and held accountable to deliver results
- Ensure the right core principles and culture

Deep Discount to Sum-of-the-Parts (SOTP)

As of February 28, 2017

Portfolio	Notes	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
WebBank	(1)	**$ 319.4**	**$ 12.21**
Handy & Harman	MV	**204.2**	**7.81**
Energy Segment	(2)	**166.9**	**6.38**
API	(3)	**84.4**	**3.23**
Aerojet Rocketdyne	MV	**81.1**	**3.10**
ModusLink Global Solutions	(4) MV	**14.1**	**0.54**
Other Investments	(5)	**16.8**	**0.64**
Preferred Unit Liability		(63.5)	(2.43)
Corporate Cash 2/28/17		3.4	0.13
Corporate Debt 2/28/17		(42.4)	(1.62)
Net Debt		**(102.5)**	**(3.92)**
Total Value		$ **784.4**	**$ 29.99**
SPLP Unit Closing Price 2/28/17		$ **456.4**	**$ 17.45**

(In millions, except value per unit)
(SPLP units outstanding 2/28/2017: 26.2 million)
(See page 60 for Detailed SOTP with additional notes)

(MV) Quoted market price

(1) Current market value determined using the trailing twelve months net income for the period ended December 31, 2016 as reported in WebBank's FFIEC Call/TFR Reports multiplied by a factor of 12. The quarterly reports for each of the time periods included in the twelve months ended December 31, 2016 can be found at: www5.fdic.gov/idasp/confirmation_outside.asp?inCert1=34404

(2) Valued at Steel Excel tender offer price of $17.80 per share. Number of shares as of 2/28/17.

(3) Current market value determined using the cost to acquire API Group plc (April 2015), the cost to acquire Hazen Paper Company's lamination facility and business in Osgood, IN (July 2016) and the cost to acquire Amsterdam Metallized Products B.V. (December 2016).

(4) Excludes shares of ModusLink owned by Handy & Harman.

(5) Represents DGT cash of $11 million and other investments valued at 12/31/16 or 2/28/17.

Senior Management Team



Warren Lichtenstein
Executive Chairman



Len McGill
Senior Vice President and General Counsel



Jack Howard
President



Michael Osborne
Senior Vice President – Corporate Development



Jeff Svoboda
Vice Chairman



Paul Burgon
Senior Vice President – Mergers & Acquisitions



Doug Woodworth
Chief Financial Officer



Pete Marciniak
Vice President – Human Resources



Strategic Focus & Imperatives

Jack Howard

President

Business Simplification Plan

Working Toward ONE Steel

- 2015 – 2017: Purchased non-Steel-owned shares of API Group, JPS Industries, SL Industries, DGT Holdings, CoSine Communications and Steel Excel
- Implementing a Board-approved, strategic business simplification plan aimed at streamlining corporate structure
  - Further enhance efficiencies
  - Lower costs
  - Facilitate communications and transparency
  - Reduce management layers and number of boards
- March 6, 2017: SPLP offers to acquire remaining 30% of Handy & Harman Ltd. (HNH) not owned by SPLP or its subsidiaries for $29 per share
- Well-defined internal process that has resulted in 24 strategic acquisitions and 10 divestitures of non-core assets since 2009

Business Simplification Plan

Company Organizational Structure


Steel Partners Holdings L.P. (2009)
Handy & Harman Ltd.
BNS Holding Inc
DGT Holding Corp.
API Group plc
JPS Industries Inc.
SL Industries, Inc.
GenCorp Inc.
WebBank
Barbican Group Holdings Ltd.
Steel Excel Inc.
CoSine Communications Inc.
F&H Acquisition Corp. (Fox & Hound)
Nathan's Famous, Inc.
Other Minority Investments


Steel Partners Holdings L.P. (2017)
Handy & Harman Ltd.
WebFinancial Holding Corp.
Aerojet Rocketdyne Holdings, Inc.
ModusLink Global Solutions, Inc.

Other Highlights

Return of Capital

- Board declared special, one-time cash dividend of $0.15 per unit, paid January 13, 2017, to unitholders of record as of January 3, 2017

- Approved buy-back of up to 2 million Steel Partners' units

Strategic Growth Model

Acquire Good Companies with Simple Business Models

- Acquire and operate entire businesses
- Purchase with built-in margins of safety
- Strong brands and solutions in attractive end markets

Incentivize, Focus and Empower Top Talent

- Empower, hold accountable, incentivize and reward team to deliver results using the right behaviors
- Leadership development
- Talent assessment and processes
- Develop succession plans using SteelGrow program

Increase Value by Utilizing the Steel Business System

- Create culture of opportunistic investment, discipline and continuous improvement deep within organization, resulting in the "The Steel Way"
- Deploy set of industry-leading best practices through kaizen activities to gain enterprise-wide efficiencies

Increased Unitholder Value

SteelGrow

Creating "Ready Now" Bench Strength

STEELGROW

Focusing on the Fundamentals of People, Process & Systems and Culture & Values	
Communicate Expectations	• Integrity Beyond Reproach • Building Teams & Fostering Teamwork • Achieve Process-Driven Results • Continuous Improvement Mindset • Analytical & Fact-Based
Internal Leadership Development	Identify and retain high potential talent by developing career growth plans and create programs that lead to career opportunities within and between Steel Partners' companies
External Senior/ Mid-Level Talent Acquisition Pipeline	Build next generation of Leadership to strengthen bench and bring new ideas and talents to Steel Partners
Co-Op and Intern Programs	Continuous flow of talent into Steel Partners to enhance talent throughout companies

Efficient Support Structure

Steel Services

Seeks to achieve economies of scale and put into effect operational excellence and strategic programs that enable portfolio companies to implement capital allocation policies and corporate development guidelines, as well as reduce overhead costs



Steel Services
Steel Partners Procurement Council
SteelComply
SteelCare
SteelPay
Steel Partners Environmental, Health & Safety Council
SteelGrow
Steel Partners IT Council

Efficient Support Structure

Steel Services

- Portfolio companies are able to access centralized functional experts

Collaboration
Knowledge Transfer & Best Practices
Quality Services
Effective Communication
Cost Savings

- 60+ professionals providing shared corporate services, enabling operating management to focus on strategy, sales, operations and growth

- Representative support services include:

CEO / CFO Services	Human Resources / Payroll / Benefits
M&A / Strategy	Legal / SOX / Compliance
Finance / Accounting / SEC Reporting	Supply Chain / Operational Excellence / Lean
Treasury / Audit / Tax	Investor Relations / Corporate Communications



The Steel Way

Jeff Svoboda

Vice Chairman, Steel Partners Holdings

The Steel Way

Culture of Opportunistic Investment, Discipline and Continuous Improvement

Founded and Built Upon Since 2008 Based On Proven Processes:



Steel Business System
Strategy Deployment
Safety
Quality
Delivery
Cost
Inventory
Growth
Voice of the Customer
Customer Satisfaction
Profitable Sales Growth
Tools for Growth
Variation Reduction Tools
Lean Tools
Associate Development
Total Associate Involvement

The Steel Way is Embedded in Our Culture

Steel Business System

Kaizen Example

HandyTube

Tools

- Value Stream Mapping (VSM)
- One Piece Flow
- Visual Management



Results

- Safety – 75% Improvement in RIR
- Quality – 30% Scrap Reduction
- Delivery – 50% Lead Time Reduction
- Inventory – 25% Turns Improvement

OMG FastenMaster

Tools

- Setup Time Reduction (SMED)
- Variation Reduction Kaizen (VRK)


FastenMaster
Cortex

Results

- Change over time from 6 hours to 1.4 hours
- Cost – Die life from 400k to over 1 million pcs per die
- Uptime improved 49%

Steel Business System

Kaizen Example

OMG

Tools
- VOC
- Rapid Product Innovation

Results for the Contractor (Voice of the Customer)
- Safety – no ladder needed
- Cost – one screw vs. plates
- Productivity

Results for OMG
- High product margin, incremental volume
- Many wood to wood joints in residential construction



FrameFAST



Diversified Industrial Segment

Jeff Svoboda

Vice Chairman, Steel Partners Holdings

Bill Fejes

CEO, Handy & Harman Group

Diversified Industrial Segment

Overview

Primarily Consists of API and Handy & Harman (Nasdaq: HNH)

- **API,** a manufacturer and distributor of foils, films and laminates, provides exceptional brand enhancement solutions for consumer goods and printed media worldwide across a wide-range of industry sectors
- **Handy & Harman,** a diversified manufacturing company, owns multiple market leading brands and businesses in joining materials, tubing, building materials, performance materials, electrical products and cutting blades and related services



API Group plc

Overview

Leading manufacturer and distributor of foils, laminates and holographic materials which provide exceptional brand enhancement for consumer goods and printed media worldwide

- Roots in British paper industry, founded on century-old trading history
- 13 locations across U.S., Europe and Asia
- Packaging solutions that enable companies across wide-range of sectors to empower their brands on the shelf and in the hand
  - Premium Drinks
  - Confectionery
  - Tobacco
  - Perfumery
  - Personal-care
  - Cosmetics
  - Healthcare

End Users

British American Tobacco
Philip Morris International
JTI
DIAGEO
Pernod Ricard
P&G
L'ORÉAL
Champagne Taittinger Reims
Hallmark

Products


WOODBRIDGE
ELVIVE
FIBROLOGY
LANCÔME

API Group plc

Notable Recent Acquisitions

Company	Overview
Amsterdam Metallized Products (Dec 2016)	Continues focus on offering brand enhancement solutions for packaging market by adding outstanding complementary products, further enhancing capability to serve customers, and providing entry into attractive new sectors
Hazen Paper Company (Osgood, IN Facility) (Jul 2016)	Acquired certain assets that continues focus on brand enhancement solutions for packaging market, enabling API to provide a combined foils and laminate offering to global customers through an established position in U.S.-based lamination business with exposure in key sectors

API Group plc

Revenue Mix

2016 Revenue Mix by Product


Holographics
2%
Foils
41%
57%
Laminates

2016 Revenue Mix by Market


Other
18%
Tobacco
37%
22%
Cosmetics &
Healthcare
23%
Wine & Spirits

API Group plc

Strategic Priorities

Integrate Recently Acquired Companies

- Improve service offering through new hub structure
- Build capacity to absorb global tobacco growth
- Implement Steel Business System roadmap

Grow Laminates Europe Business

- Win luxury business through creative development service direct to brands
- Win tobacco business in "heat – no burn" market and lower regulation geographies

Optimize Foils Operational, Service and Product Offering

- Improve foils coating capacity, cost, and quality
- Consolidate and stabilize total foils network
- Achieve #2 global position

Handy & Harman Ltd.

Handy&Harman LTD.

Overview

Diversified global industrial company delivering value through innovation, operating excellence and superior customer service

- Nasdaq traded (HNH)
- 3,400+ employees; 47 locations; 8 countries
- Six reported business units
  - Joining Materials
  - Tubing
  - Building Materials
  - Performance Materials
  - Electrical Products
  - Kasco

End Users

Costco.com, Thermon, GE, Whirlpool, Honeywell, Carlisle, 3M, Philips, Pratt & Whitney, Boeing, Welch Allyn, Teradyne, Siemens

Handy & Harman Ltd.

Notable Recent Acquisitions

Company	Business Unit	Overview
Electromagnetic Enterprise (Sep 2016)	Electrical Products (MTI)	Expands product portfolio into higher power products, diversifies customer base, strengthens brand, and brings increased value to customers through an impressive automated manufacturing capability

Handy & Harman Ltd.

Revenue Mix

2016 Revenue Mix



Kasco
7%
Tubing
9%
Building Materials
35%
Performance Materials
12%
16%
21%
Electrical Products
Joining Materials

- Products and services are sold through:
  - Direct sales force
  - Distributors
  - Manufacturer's representatives
- Diverse customer base:
  - Construction
  - Electrical & electronics
  - Transportation
  - Power control
  - Utilities
  - Medical
  - Oil and gas exploration
  - Aerospace and defense
  - Food

Handy & Harman Ltd.

Strategic Priorities

Drive to Zero Safety Incidents

- Standardize and expand Behavioral Based Safety process through all locations
- Deploy poka-yoke (mistake-proof) approach to implementing safety protection on equipment

Build the Management Team and Ability to Promote from Within

- Implement talent acquisition pipeline to build mid-level management team with "A" players
- Implement robust co-op program with portfolio of universities to provide flow of engineering, finance, and sales/marketing talent

Drive Organic Growth

- Implement a Strategic Creation Process to strengthen and supplement our existing Strategic Planning and Strategy Deployment processes
- Expand investment in New Product/Service Development and Marketing

Handy & Harman Ltd.

Operating Entities

Joining Materials

LucasMilhaupt® A Handy & Harman Company Global Brazing Solutions®

- Leading global producer of metal joining products and services
- Serves HVAC, electrical/electronics, and transportation markets

Strategic Priorities:

- Utilize Steel Business System to grow North American sales and margin
- Grow high purity alloy sales, margin, and market share with the introduction of new products into the electronics segment

Tubing

HandyTube A HANDY & HARMAN COMPANY

IndianaTube™ A HANDY & HARMAN COMPANY

- Premier manufacturer of seamless, stainless steel tubing
- Premium manufacturer of welded, low-carbon and high-strength low-alloy steel tubing
- Serves oil & gas, chemical processing, transportation, and life sciences markets

Strategic Priorities:

- Expand product portfolio and diversify market segments
- Increase share of wallet with key OEM customers
- Utilize Steel Business System to improve margins

Handy & Harman Ltd.

Operating Entities

Building Materials

- North America's leading supplier of commercial roof fastening products
- Providing innovative decking and wood framing fastener solutions to PRO contractors
- Serves commercial roofing, residential decking, and wood framing markets

Strategic Priorities:

- Develop and introduce new products
- Roofing -- Leverage private label channel and field team to take new products to market
- FastenMaster -- Introduce new products to expand into wood framing fastening solutions

Performance Materials

- Weaver of composite reinforcement and ballistic protection fabrics
- World's leading manufacturer of high strength specialty fabrics
- Serves industrial electronics, aerospace, and power generation equipment markets

Strategic Priorities:

- Grow market share in aerospace applications
- Expand into carbon fiber weaving
- Introduce new fiberglass products to grow sales in the industrial electronics segment
- Enhance margins utilizing Steel Business System

Handy & Harman Ltd.

Operating Entities

Electrical Products

- Manufacturer of broad range of power conversions components:
  - Precision electric motors, generators, and gears for harsh environment applications
  - Differentiated AC/DC power supplies
  - Power distribution units and power quality components
- Serves general industrial, medical, aerospace, and military segments

Strategic Priorities:

- Expand product portfolio to grow and diversify customer base and applications
- Increase share of wallet at key OEMs and strengthen distribution channel
- Utilize Steel Business System to expand margins, improve inventory turns, and reduce lead times

Kasco

- Leading provider of quality cutting blades, grinder plates, and repair service to the meat processing and retail institutional food industries

Strategic Priorities:

- Utilize Steel Business System to expand margins in repair service and route business
- Expand share of cutting blade market

Diversified Industrial Segment

Summary Financials

Revenue, Segment Income & Adjusted EBITDA Margins



$1,600
$1,200
$800
$400
$0
12.0%
9.0%
6.0%
3.0%
0.0%
10.8%
10.9%
11.1%
11.5%
11.6%
5.5%
9.1%
10.9%
5.5%
1.9%
19% Revenue CAGR
$499
$571
$600
$763
$999
2012
2013
2014
2015
2016
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions

Cash Flow from Operating Activities, Free Cash Flow & Capex



$100
$80
$60
$40
$20
$-
3.0%
2.0%
1.0%
0.0%
3.0%
2.1%
2.1%
2.3%
2.8%
$58
$43
$49
$37
$51
$38
$58
$40
$85
$57
2012
2013
2014
2015
2016
Cash Flow from Operating Activities
FCF
CapEx (As % of Segment Revenue)

$ in millions

FCF = Cash Flow from Operating Activities - CapEx



Energy Segment (Steel Energy Services)

Stewart Peterson

CEO, Steel Energy Services

Steel Energy Services

Overview

Steel Energy Services

Focused on well servicing and production services for oil and gas industries, primarily in Bakken (ND, MT) basin, Texas and New Mexico with 460 employees working on 57 rigs and 24 snubbing/flowback units

Steel Energy Services

Summary Financials*

Revenue, Segment Income & Adjusted EBITDA Margins



$300
$200
$100
$0
40.0%
20.0%
0.0%
29.6%
28.1%
27.4%
21.9%
17.9%
33.1%
9.4%
-5.1%
-23.1%
-3.6%
$91
$110
$192
$111
$75
2012
2013
2014
2015
2016
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions
** Reflects Steel Energy Services only (excludes Steel Sports & Corporate)*
See appendix for Steel Energy Services reconciliations

Cash Flow from Operating Activities, Free Cash Flow & Capex



$150
$100
$50
$0
15.0%
10.0%
5.0%
0.0%
14.7%
5.3%
8.0%
3.8%
6.3%
$37
$24
$32
$26
$47
$32
$34
$29
$11
$6
2012
2013
2014
2015
2016
Cash Flow from Operating Activites*
FCF
CapEx (As a % of Revenue)

$ in millions
FCF = Cash Flow from Operating Activities – CapEx
See appendix for Steel Energy Services reconciliations

Revenue Mix

2016 Revenue Mix


Snubbing & Flowback
9%
91%
Workover

Key Customers

- QEP Resources
- Whiting
- XTO Energy (An ExxonMobil Subsidiary)
- Encana natural gas
- Oasis Petroleum
- Continental Resources
- Hess
- SM Energy
- Diamondback Energy

Steel Energy Services

Strategic Priorities

Reduce Total Recordable Incident Rate

- Establish safety culture: "DO IT RIGHT OR NOT AT ALL"
- Improve safety culture across organization by investing in people, training, and supply costs
- Implement best-in-class safety programs and policies

Strategic Acquisitions

- Continue to opportunistically acquire businesses that provide complementary service offerings in new and existing markets

Operational Excellence

- Consolidate and align payroll practices and employee benefit packages among subsidiaries
- Improve supply costs through centralized oversight of supply chain and maintenance programs for all subsidiaries



Financial Services Segment

John McNamara

Executive Chairman, WebBank

Financial Services Segment

Overview

Primarily Consists of WebBank

- FDIC-insured, state-chartered industrial bank that provides customized consumer and commercial financing solutions on a nationwide basis
- Leading provider of closed-end and revolving private-label and bank card financing programs, conducted in partnerships with finance companies, OEMs, retailers and financial technology companies
- Revenue primarily derived from interest and origination fees earned on consumer and small business loans
- Significant asset opportunity through holding consumer and small business loans to maturity and growing asset management business
- Headquartered in Salt Lake City, Utah with 62 employees

Financial Services Segment

Summary Financials

Revenue, Segment Income & Adjusted EBITDA Margins



$120
$100
$80
$60
$40
$20
$0
80.0%
60.0%
40.0%
20.0%
0.0%
61.7%
63.7%
66.5%
67.0%
60.3%
61.0%
62.7%
66.2%
66.7%
59.9%
36% CAGR
$21
$28
$37
$69
$71
2012
2013
2014
2015
2016
Revenue
S.I. Margin
Adj. EBITDA Margin

$ in millions

**Represents WebBank net income only and excludes Parent Company assets, primarily NOLs*

Net Income & Return on Assets*



$60
$50
$40
$30
$20
$10
$0
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.1%
8.2%
8.4%
11.9%
8.1%
$8
$11
$16
$31
$29
2012
2013
2014
2015
2016
Net Income
ROA

$ in millions

ROA = Net Income / Average Total Assets

Ratios are WebBank only (excludes Parent Company)

Financial Services Segment

Summary Financials

Return on Equity



$200
$150
$100
$50
$0
70%
60%
50%
40%
30%
20%
10%
0%
29%
34%
44%
64%
37%
$28
$32
$42
$65
$89
2012
2013
2014
2015
2016
Equity
ROE

$ in millions
ROE = Net Income / Average Total Equity

Capital Leverage Ratio



25%
20%
15%
10%
5%
0%
20%
23%
20%
20%
22%
2012
2013
2014
2015
2016
Capital Leverage Ratio

Ratios are WebBank only (excludes Parent Company)

Financial Services Segment

Revenue Mix & Total Assets

2016 Revenue Mix


Balance Sheet
Other
6%
2%
92%
Strategic Partners (AFS)

Total Assets*


Total Assets
$137
$172
$227
$328
$465
2012
2013
2014
2015
2016
Total Assets

$ in millions

** Total assets are WebBank only (excludes Parent Company)*

Financial Services Segment

WebBank

Strategic Priorities

Priority	Initiatives
Grow Assets & Revenue	• Capitalize on leading market position and proven risk and regulatory management capabilities to increase market share & optimize returns • Grow traditional business through new partners, new products and organic growth
Revenue Diversification & Optimization	• Diversify and increase revenue streams by retaining more assets • Build out Asset Management vertical by further leveraging Bank's substantial annual loan originations
Support Product Innovation for Increasing Balance Sheet & Regulatory Complexity	• Strengthen credit capabilities • Continue to build out compliance infrastructure • Enhance data analytics



Consolidated Financial Performance & Closing Remarks

Warren Lichtenstein

Executive Chairman

Consolidated Financial Performance

Revenue, Net Income & Adjusted EBITDA Margins



$1,500
$1,200
$900
$600
$300
$0
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
11.9%
12.4%
13.7%
13.8%
12.8%
6.7%
2.7%
-0.9%
14.2%
0.6%
17% CAGR
$613
$719
$847
$965
$1,164
2012
2013
2014
2015
2016
Revenue
N.I. Margin
Adj. EBITDA Margin

($ in millions)

Consolidated Financial Performance

Balance Sheet (Select Items)

(in millions, except Partners' Capital per Unit)	Years Ended		
	2016	2015	2014
Total Assets	$ 1,967.1	$ 1,684.8	$ 1,490.5
Cash and Investments[1]	$ 623.8	$ 433.9	$ 639.4
U.S. Federal NOLs	$ 512.0	$ 580.5	$ 224.2
Net Debt[2]	$ 231.0	$ 140.0	$ 231.0
Pension Liabilities	$ 284.9	$ 276.5	$ 208.4
Partners' Capital	$ 548.7	$ 558.0	$ 494.9
Partners' Capital per Unit	$ 20.98	$ 20.95	$ 17.95
Outstanding Units	26.2	26.6	27.6

(1) Cash includes $287 million, $87 million and $104 million of cash held at WebBank for its banking operations in 2016, 2015 and 2014, respectively
(2) Net Debt = Short-term debt + Current portion of Long-term debt + Long-term debt – Cash + Cash held by WebBank

Financial Performance

Free Cash Flow And Liquidity

Net Debt & Leverage



$300
$200
$100
$0
2.0x
1.5x
1.0x
0.5x
0.0x
0.3x
1.6x
2.0x
1.1x
1.6x
$22
$138
$231
$140
$231
2012
2013
2014
2015
2016
Net Debt
Net Debt-to-Adj. EBITDA Leverage

$ in millions

Net Debt = Short-term debt + Current portion of Long-term debt + Long-term debt – Cash + Cash held by WebBank

Cash Flow from Operating Activities, Free Cash Flow & CapEx



$500
$400
$300
$200
$100
$0
($100)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.0%
2.9%
3.4%
2.4%
2.9%
$65
$35
$95
$74
$78
$49
($16)
($39)
$195
$161
2012
2013
2014
2015
2016
Cash Flow from Operating Activities
FCF
CapEx (As % of Total SPLP Revenue)

$ in millions

FCF = Cash Flow from Operating Activities - CapEx

2017 Key Priorities

- Continue to apply strategic business model
  - **M&A:** Identify accretive "bolt-on" acquisitions and acquire new, under-valued businesses and platforms for long-term growth
  - **SteelGrow:** Focus and empower top talent
  - **Steel Business System:** A set of industry leading best practices to guide opportunistic investment, discipline and continuous improvement, embedded deep within organization, resulting in the "The Steel Way"
- Implement strategic business simplification plan to work toward ONE Steel
  - Enhance efficiencies
  - Lower costs
  - Facilitate communications and transparency
  - Reduce management layers and number of boards
- Support and invest in organic growth initiatives
- Anticipate full-year 2017 revenue and Adjusted EBITDA in the ranges of $1.3 billion to $1.4 billion, and $151 million to $184 million, respectively

Steel Partner Holdings L.P.

SPLP

Proven Management Team Driving Value through Accretive Acquisitions

Low Market Multiple with Deep Discount to Sum-of-the-Parts

High ROIC, Rigid Capital Allocations with Modest Use of Leverage

Strong Free Cash Flow and Balance Sheet

Diversified Revenue Mix, Market-Leading Brands

"Steel Way" and Steel Business System Create a Culture that Drives Highly Efficient Operating Performance



Q & A

Steel Sports

Overview

Steel Sports

Social impact organization that strives to provide first-class sports experience to over 120,000 youth athletes emphasizing positive experiences and instilling core values of discipline, teamwork, safety, respect and integrity with 100 employees across the U.S. and U.K.



STEEL SPORTS

Presents Tommy Lasorda

Head of Advisory Board, Steel Sports
Member, Baseball Hall of Fame
Former Manager, Los Angeles Dodgers



Appendix

Valuation: Sum-of-the-Parts (SOTP) Detail

As of February 28, 2017

(In millions, except value per unit)
(SPLP units outstanding 2/28/2017: 26.2 million)

Portfolio	Shares Owned			Market Value or Carrying Value (Total)	Elimination of SPLP Units	Market Value or Carrying Value (Total Adjusted)	Ownership Adjustment	Market Value or Carrying Value (SPLP Ownership)	Value per Unit
	#	Note	$ per Share						
WebBank		(1)		**$ 350.3**		**$ 350.3**	**91.2%**	**$ 319.4**	**$ 12.21**
Handy & Harman	8.6	MV	$23.85	**204.2**		**204.2**		**204.2**	**7.81**
Energy Segment	10.3	(2)	17.80	**183.2**	**$ (16.3)**	**166.9**		**166.9**	**6.38**
API		(3)		**92.5**		**92.5**	**91.2%**	**84.4**	**3.23**
Aerojet Rocketdyne	4.2	MV	19.39	**81.1**		**81.1**		**81.1**	**3.10**
ModusLink Global Solutions	9.7	(4) MV	1.45	**14.1**		**14.1**		**14.1**	**0.54**
Other Investments		(5)		**16.8**		**16.8**		**16.8**	**0.64**
Preferred Unit Liability				(63.5)		(63.5)		(63.5)	(2.43)
Corporate Cash 2/28/17				3.4		3.4		3.4	0.13
Corporate Debt 2/28/17				(42.4)		(42.4)		(42.4)	(1.62)
Net Debt				**(102.5)**		**(102.5)**		**(102.5)**	**(3.92)**
Total Value				**$839.7**	**$ (16.3)**	**$823.4**		**$784.4**	**$ 29.99**
SPLP Unit Closing Price 2/28/17								**$456.4**	**$ 17.45**

(MV) Quoted market price

(1) Current market value determined using the trailing twelve months net income for the period ended December 31, 2016 as reported in WebBank's FFIEC Call/TFR Reports multiplied by a factor of 12. The quarterly reports for each of the time periods included in the twelve months ended December 31, 2016 can be found at www5.fdic.gov/idasp/confirmation_outside.asp?inCert1=34404

(2) Valued at Steel Excel tender offer price of $17.80 per share. Number of shares as of 2/28/17.

(3) Current market value determined using the cost to acquire API Group plc (April 2015), the cost to acquire Hazen Paper Company's lamination facility and business in Osgood, IN (July 2016) and the cost to acquire Amsterdam Metallized Products B.V. (December 2016).

(4) Excludes shares of ModusLink owned by Handy & Harman.

(5) Represents DGT cash of $11 million and other investments valued at 12/31/16 or 2/28/17.

Legal Entities & Associated Transactional Activity

As of March 22, 2017

Current Holdings (As of March 22, 2017)			Activity (July 2009 to Present)		
Holdco	**Subsidiaries**	**Subs of Subs**	**Initial Holdings (Jul 2009)**	**Acquisitions**	**Divestitures**
Steel Partners Holdings L.P. (100%) Current entity formed in Dec 2008 Listed in Apr 2012 **Investments** ModusLink (17.6%) Aerojet Rocketdyne (6.5%)	Handy & Harman (70.0%) Investment ModusLink (15.3%)		Handy & Harman (32.8%) Includes subs Handy Tube and KASCO	Handy and Harman (May 2010)[a]	Arlon – Adhesives Division (Feb 2011) Sign Tech (Mar 2011) Continental Industries (Jan 2013) Canfield Metal Coatings (Jun 2013) Arlon – Rest of Business (Jan 2015) Micro-Tube Fabricators (Feb 2017)
		SL Industries (100%)	SL Industries (11.5%)	SL Industries – Remaining Shares (Jun 2016) Electromagnetic Enterprise (Sep 2016)	
		OMG (100%)		Tiger Claw (Mar 2011) W.P. Hickman Company (Dec 2012) PAM Fastening Technology (Nov 2013) ITW Polymers Sealants N.A. (Mar 2013)	
		Lucas-Milhaupt Warwick (100%)		Zaklad Przetworstwa Metal i INMET (Nov 2012) Wolverine Joining Technologies (April 2013)	
		JPS Industries Holdings (100%)	JPS Industries (32.8%)	JPS Industries – Remaining Shares (Jul 2015)	
	DGT Holdings (100%)		DGT Holdings (27.7%)	DGT Holdings (Jul 2011)[b]	Villa Sistemi Medical (Nov 2011) RFI Corporation (Aug 2012)
	BNS Holdings (100%)		BNS holdings (50.2%)	SWH – Sun Well Services (Feb 2011)	Interest in Collins I Holding Corp (Feb 2010)
	Steel Excel (100%) Investments iGo (45.0%) Aviat Networks (12.7%)		Steel Excel (19.5%)	Eagle Well Services (Feb 2012)	Interest in API Technology
		Steel Energy (100%)		Sun Well Services (May 2012)[d] Rogue Pressure Service (Dec 2011) Black Hawk Energy Services (Dec 2013)	
		Steel Energy (100%)		Baseball Heaven (Jun 2011) Crossfit (Nov 2012) U.K. Elite Soccer (Jun 2013)	
	WebFinancial Holding Corporation (91.2%) (Formerly CoSine Communications)		CoSine Communications (47.4%)	CoSine Communications (Jan 2015)	
		WebBank (100%)	WebBank (100%)		
		API Group (100%)	API (17.4%)	API Group (Apr 2015) Hazen Paper Company (Jul 2016) Amsterdam Metalized Products (Dec 2016)	API's Security Holographics Division (Apr 2016)
	Steel Services (100%)[c]				

(a) SPLP acquired additional shares of HNH bringing total shares owned to 50.3%.
(b) SPLP invested additional 5% interest to gain control in DGT.
(c) Steel Services is established in Oct 2011 as wholly owned subsidiary of SPLP to provide shared corporate services.
(d) Steel Excel acquired all the capital stock of SWH Inc. (Sun Well Services parent) from BNS Holdings and made Sun Well part of Steel Energy.

Financial Performance

Adjusted EBITDA Reconciliation 2012–2016

	Year Ended December 31,				
	2016	2015	2014	2013	2012
Segment Income (GAAP)					
Diversified Industrial	$19,175	$42,281	$65,543	$51,900	$27,437
Energy – Energy Business	(2,692)	(25,703)	(9,731)	10,295	30,043
Energy – Sports & Corporate	(8,767)	(69,409)	(16,523)	2,346	(5,009)
Financial Services	42,518	46,314	24,251	17,668	12,913
Corporate and Other	(23,711)	(1,891)	(56,824)	(37,358)	(8,580)
Net Income (loss) from continuing operations, before income taxes	**$26,523**	**($8,408)**	**$6,716**	**$44,851**	**$56,804**
Segment Adjusted EBITDA:					
Diversified Industrial	$115,516	$87,509	$66,746	$62,499	$54,000
Energy – Energy Business	13,501	24,382	52,419	30,774	26,868
Energy – Sports & Corporate	(15,202)	(12,657)	(12,193)	(6,987)	(4,474)
Financial Services	42,792	46,484	24,368	17,962	13,044
Corporate and Other	(7,734)	(12,663)	(15,614)	(15,396)	(16,490)
Consolidated Adjusted EBITDA	**$148,873**	**$133,055**	**$115,726**	**$88,852**	**$72,948**
Net Income (loss) from continuing operations	$2,571	$70,311	($17,572)	$38,374	$43,736
Income tax provision (benefit)	23,952	(78,719)	24,288	6,477	13,068
Net Income (loss) from continuing operations, before income taxes	**26,523**	**(8,408)**	**6,716**	**44,851**	**56,804**
(Income) loss of associated companies and other investments at fair value, net of tax	(4,085)	31,777	18,557	(28,326)	(24,842)
Interest expense	11,052	8,862	11,073	10,547	14,804
Depreciation and amortization	70,546	48,560	38,438	30,990	24,750
Non-cash goodwill impairment charges	24,254	19,571	41,450	-	-
Non-cash asset impairment charges	18,668	68,092	2,537	2,689	1,602
Non-cash pension expense (income)	2,416	1,900	(1,761)	(427)	(2,602)
Non-cash stock based compensation	3,844	9,203	8,470	34,282	7,452
Amortization of fair value adjustments to acquisition-date inventories	2,133	4,683	-	525	-
Realized and unrealized gains and losses on investments, net	(7,478)	(54,489)	(10,265)	(9,148)	(19,995)
Other items, net	1,000	3,304	511	2,869	14,975
Consolidated Adjusted EBITDA	**$148,873**	**$133,055**	**$115,726**	**$88,852**	**$72,948**

($ in thousands)

Financial Performance

Energy Services Reconciliation 2012–2016

	YEAR ENDED DECEMBER 31,									
	2016		2015		2014		2013		2012	
Revenue:										
Energy - Energy Business	$	75,325	$	111,397	$	191,608	$	109,624	$	90,725
Energy - Sports		18,670		21,223		18,540		10,405		2,109
Total Revenue - Energy Segment	**$**	**93,995**	**$**	**132,620**	**$**	**210,148**	**$**	**120,029**	**$**	**92,834**
Segment Income (GAAP):										
Energy - Energy Business	$	(2,692)	$	(25,703)	$	(9,731)	$	10,295	$	30,043
Energy - Sports & Corporate		(8,767)		(69,409)		(16,523)		2,346		(5,009)
Total Segment Income - Energy Segment	**$**	**(11,459)**	**$**	**(95,112)**	**$**	**(26,254)**	**$**	**12,641**	**$**	**25,034**

($ in thousands)

Financial Performance

Free Cash Flow Reconciliation 2012–2016

	YEAR ENDED DECEMBER 31,				
	2016	2015	2014	2013	2012
Operating Cash Flow					
Diversified Industrial	$ 85,251	$ 57,546	$ 50,690	$ 49,163	$ 58,439
Energy - Energy Business	10,906	33,591	47,320	31,651	36,894
Energy - Sports & Corporate	(12,124)	(7,067)	(3,405)	(5,970)	(4,474)
Financial Services	117,862	(86,625)	(1,403)	35,190	(10,850)
Corporate and Other	(6,975)	(13,198)	(15,169)	(15,082)	(14,511)
Total Operating Cash Flow	**$ 194,920**	**$ (15,753)**	**$ 78,033**	**$ 94,952**	**$ 65,498**
Capital Expenditures					
Diversified Industrial	$ 27,953	$ 17,212	$ 12,658	$ 11,744	$ 15,182
Energy - Energy Business	4,719	4,226	15,313	5,846	13,299
Energy - Sports & Corporate	363	559	626	3,086	728
Financial Services	102	1,153	40	57	37
Corporate and Other	1,046	102	132	152	1,323
Total Capital Expenditures	**$ 34,183**	**$ 23,252**	**$ 28,769**	**$ 20,885**	**$ 30,569**

Free Cash Flow Reconciliations	YEAR ENDED DECEMBER 31,				
	2016	2015	2014	2013	2012
Steel Partners Holdings L.P.					
Operating cash flow	$ 194,920	$ (15,753)	$ 78,033	$ 94,952	$ 65,498
Capital expenditures	34,183	23,252	28,769	20,885	30,569
Free Cash Flow	**$ 160,737**	**$ (39,005)**	**$ 49,264**	**$ 74,067**	**$ 34,929**
Diversified Industrial					
Operating cash flow	$ 85,251	$ 57,546	$ 50,690	$ 49,163	$ 58,439
Capital expenditures	27,953	17,212	12,658	11,744	15,182
Free Cash Flow	**$ 57,298**	**$ 40,334**	**$ 38,032**	**$ 37,419**	**$ 43,257**
Energy - Total Segment					
Operating cash flow	$ (1,218)	$ 26,524	$ 43,915	$ 25,681	$ 32,420
Capital expenditures	5,082	4,785	15,939	8,932	14,027
Free Cash Flow	**$ (6,300)**	**$ 21,739**	**$ 27,976**	**$ 16,749**	**$ 18,393**
Energy - Energy Business					
Operating cash flow	$ 10,906	$ 33,591	$ 47,320	$ 31,651	$ 36,894
Capital expenditures	4,719	4,226	15,313	5,846	13,299
Free Cash Flow	**$ 6,187**	**$ 29,365**	**$ 32,007**	**$ 25,805**	**$ 23,595**
Energy - Sports & Corporate					
Operating cash flow	$ (12,124)	$ (7,067)	$ (3,405)	$ (5,970)	$ (4,474)
Capital expenditures	363	559	626	3,086	728
Free Cash Flow	**$ (12,487)**	**$ (7,626)**	**$ (4,031)**	**$ (9,056)**	**$ (5,202)**
Financial Services					
Operating cash flow	$ 117,862	$ (86,625)	$ (1,403)	$ 35,190	$ (10,850)
Capital expenditures	102	1,153	40	57	37
Free Cash Flow	**$ 117,760**	**$ (87,778)**	**$ (1,443)**	**$ 35,133**	**$ (10,887)**
Corporate and Other					
Operating cash flow	$ (6,975)	$ (13,198)	$ (15,169)	$ (15,082)	$ (14,511)
Capital expenditures	1,046	102	132	152	1,323
Free Cash Flow	**$ (8,021)**	**$ (13,300)**	**$ (15,301)**	**$ (15,234)**	**$ (15,834)**

($ in thousands)